UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 4, 2004

____________________

GLOBAL INDUSTRIES, LTD.

(Exact name of registrant as specified in its charter)
Louisiana (State or other jurisdiction of incorporation or organization)	2-56600 (Commission File Number)	72-1212563 (I.R.S. Employer Identification No.)

8000 Global Drive		70665
P.O. Box 442, Sulphur, LA (Address of principal executive offices)		70664-0442 (Zip code)

Registrant's telephone number, including area code: (337) 583-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 2.01.

On September 2, 2004, Global Industries, Ltd., ("Global"), entered into a definitive agreement with Hercules Liftboat Company, LLC (formerly Mercury Offshore Assets, LLC, "Hercules") to sell all 22 liftboats in Global's fleet, spare parts and other assets relating to it's liftboat operations as well as certain real estate in Iberia Parish, Louisiana to Hercules for $53.5 million in cash. The sale of Global's liftboat operations was completed on October 4, 2004.  A copy of the press release announcing the completion of this transaction is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits

        (a)    Financial statements of businesses acquired.

                Global will file any required financial statements not later than seventy-one days after the date that this Current Report on Form 8-K is required to be filed.

        (b)    Pro forma financial information.

                Global will file any required financial statements not later than seventy-one days after the date that this Current Report on Form 8-K is required to be filed.

        (c)    Exhibits.
                99.1    Press release dated October 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                    GLOBAL INDUSTRIES, LTD.

Dated: October 8, 2004                            By: /s/       Timothy W. Miciotto
                                                                    Name: Timothy W. Miciotto
                                                                    Title: Senior Vice President/CFO

EXHIBIT INDEX

Exhibit
Number        Exhibit Description

99.1 Press release dated October 4, 2004.

EXHIBIT 99.1

[GLOBAL INDUSTRIES, LTD. LOGO]

FOR IMMEDIATE RELEASE

PRESS RELEASE CONTACT: WILLIAM J. DORE', JR.

Global Industries Completes Sales of DB Arapaho and Liftboat Division

CARLYSS, LOUISIANA (October 4, 2004) - Global Industries, Ltd. (Nasdaq: GLBL) announced today that it has completed the previously announced sales of the DB Arapaho and the Liftboat Division. The Arapaho, an 800-ton conventional derrick barge currently based in the U.S. Gulf of Mexico, was sold on September 29th, 2004 to a subsidiary of Tetra Technologies, Inc. The Liftboat Division was sold on October 4, 2004 to Hercules Liftboat Company, LLC (formerly Mercury Offshore Assets LLC).

Global Industries provides pipeline construction, platform installation and removal, diving services, and other marine support to the oil and gas industry in the Gulf of Mexico, West Africa, Asia Pacific, the Mediterranean, Middle East/India, South America, and Mexico's Bay of Campeche. The Company's shares are traded on the NASDAQ National Market System under the symbol "GLBL."

This press release may contain forward-looking information based on current information and expectations of the Company that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially are industry conditions, prices of crude oil and natural gas, the Company's ability to obtain and the timing of new projects, and changes in competitive factors. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual outcomes could vary materially from those indicated.

For more information, contact Investor Relations, Global Industries, Ltd., 11490 Westheimer, Suite 400, Houston, Texas 77077. Tel: 281.529.7979 or www.globalind.com.